Shares of Beneficial Interest

Supplement dated November 1, 2013 to the Prospectus dated October 2, 2012

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Expense Limitation Agreement

The Fund’s investment advisor, Bluerock Fund Advisor, LLC (the “Advisor”), has agreed to extend the life of the expense limitation agreement for the Fund to January 31, 2015; and to lower the expense limit from 2.50% to 1.84%.

The following replaces footnote number 3 to the “SUMMARY OF FUND EXPENSES” table.

3 The Advisor and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering and organizational expenses, but excluding taxes,  interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.84% per annum of the Fund's average daily net assets (the “Expense Limitation”). In consideration of the Advisor’s agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time the expenses were waived or absorbed to be exceeded.  The Expense Limitation Agreement will remain in effect at least until January 31, 2015, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees.  See "Management of the Fund." _____________________________________________________________________________________

Dividend Policy and Return of Capital

The following clarifies the Fund’s distribution policy and replaces the first sentence of the disclosures under the heading “Dividend Policy.”

The Fund's distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed.  Additionally, the Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share.

The following clarifies the Fund’s distribution policy and replaces the first sentence of the disclosures under the heading “DISTRIBUTION POLICY, Quarterly Distribution Policy.”

The Fund's distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed.  Additionally, the Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital.  Shareholders should not assume that the source of a distribution from the Fund is net profit  A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares.  Returns of capital reduce a shareholder's tax cost (or "tax basis").  Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.  As required under the Investment Company Act of 1940, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income.  Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution.  The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared.  The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.  Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Additionally, the following risk disclosures are added under the heading “Summary of Risks.”

Distribution Policy Risk – The Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share.  All or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Additionally, the following risk disclosures are added under the heading “RISK FACTORS.”

Distribution Policy Risk – The Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital.  Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund.  Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

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Co-Portfolio Managers

Effective as of October 31, 2013, the Fund will use two “Co-Portfolio Managers” to oversee the day to day investment operations of the Fund.  Any information in the Prospectus to the contrary should be disregarded.  The following replaces the information beginning with the heading “Portfolio Manager.”

Co-Portfolio Managers

Subject to the Investment Committee’s oversight, Jordan B. Ruddy and Adam Lotterman serve as the Fund’s Co-Portfolio Managers and oversee the day to day investment operations of the Fund.

Jordan B. Ruddy – Mr. Ruddy is a member of the Investment Committee and serves as Chief Operating Officer of the Advisor, a position he has held since the inception of the Advisor in 2012.  In addition, Mr. Ruddy has served as the President and Chief Operating Officer of the Advisor’s affiliate, Bluerock Real Estate, L.L.C., which he joined in 2002, and where he is currently Chief Operating Officer, a position held since February 2013. Previously, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC. Prior to Banc of America, Mr. Ruddy served as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide. Prior to Amerimar, Mr. Ruddy served as a real estate investment banker at Smith Barney Inc.  Prior to Smith Barney, Mr. Ruddy served in the real estate department of The Chase Manhattan Bank.  Mr. Ruddy received an M.B.A. degree in Finance and Real Estate in 1995 from The Wharton School of the University of Pennsylvania, located in Philadelphia, Pennsylvania, and a B.S. degree with high honors in Economics in 1986 from the London School of Economics, located in London, England.

Adam Lotterman – Mr. Lotterman is a co-founder of the Advisor, where he also serves as Associate Economist.  Since joining the Advisor in 2012, he helped to create the Fund’s structure and served as Associate Portfolio Manager for the Fund where he helped coordinate day-to-day operations.  He is a key member of the investment decision-making team, involved in formulating valuation protocols and is the primary liaison with Fund administration.  From 2011 to 2012, Mr. Lotterman was Vice President, New Business Development for Forman Capital LLC, a private commercial real estate lender.  From 2010 to 2011, Mr. Lotterman worked with Bayview Asset Management where, as Senior Valuation Analyst, he led a team responsible for the valuation and acquisition of loan portfolios ranging in size from $100 million to $40 billion, as well as the formulation of workout strategies and analysis on complex non-performing loans.

From 2005 to 2010, Mr. Lotterman served as the Senior Analyst for Goodkin Consulting, where he developed extensive experience in real estate consulting, research and analysis on a national level.  His key areas of responsibility included acquisition and disposition strategies, feasibility studies, and market analyses for multi-family, retail, office, mixed-use, industrial, condominium-hotels, master planned communities, private country club communities and active adult housing projects.  Mr. Lotterman also worked with MMC Research, the elite internal advisement group at the Marcus & Millichap Holding Company where, from 2005 to 2008, he produced quarterly economic briefs, leading indicator analyses, demand analyses for acquisitions, market and sub-market analyses.  From 2010 to 2012, Mr. Lotterman was an Adjunct Professor at Nova Southeastern University, where he taught Real Estate Market Analysis in the Masters of Real Estate Development program.  He has also been a guest lecturer and panelist at the Florida International University School of Real Estate.  A Florida native, he graduated from the University of Florida with a Bachelor of Science Degree in microbiology and a minor in chemistry.  Continuing his education, Mr. Lotterman earned a Master’s of Science in International Real Estate from Florida International University, where he graduated first in class.

The Statement of Additional Information provides additional information about each Co-Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

This Supplement, and the Prospectus and Statement of Additional Information both dated October 2, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference.  These can be obtained without charge by calling toll-free 1-888-459-1059, or by visiting the Fund’s website at http://www.bluerockfunds.com.